Virtus Variable Insurance Trust

Supplement dated January 31, 2019 to the

Statement of Additional Information (“SAI”) dated April 30, 2018, as supplemented

Important Notice to Investors

In the section “More Information About Series Investment Strategies & Related Risks,” the disclosure in the section titled “Illiquid and Restricted Securities” is hereby replaced with the following:

Illiquid securities are investments that a Series reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Series may invest up to 15% of its net assets in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”), securities that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Such securities may offer higher yields than comparable publicly traded securities, and they also may incur higher risks.

Repurchase agreements, reverse repurchase agreements and time deposits that do not provide for payment to the Series within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Series’ subadviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.

The Series may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act and commercial paper issued in reliance upon the exemption in Section 4(a)(2) of the 1933 Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment of the unregistered security.

Although the investments described in this section generally will be considered illiquid, an investment’s contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the investment and therefore these investments may be determined to be liquid in accordance with guidelines established by the Board. The Trustees have delegated to each Series’ investment adviser the determination of the liquidity of such investments in the respective Series’ portfolio as administrator of the Series’ liquidity risk management program. The Series’ investment adviser will take into account relevant market, trading and investment-specific considerations when determining whether an investment is illiquid.

If illiquid securities exceed 15% of a Series’ net assets after the time of purchase, the Series will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the relevant Series’ subadviser may not be able to dispose of them in a timely manner. As a result, the Series may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of the Series holding them to decline. An investment that is determined by a Series’ investment adviser to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.

Restricted securities ordinarily can be sold by the Series in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the 1933 Act. When registration is required, the Series may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Series might obtain a less favorable price than the price which prevailed when it decided to sell.

Restricted securities will be priced at fair value as determined in good faith by the Trustees or their delegate.

Investors should retain this supplement with the SAI for future reference.

VVIT SAI/IlliquidSecurities (1/2019)